PRIVATE ADVISORS ALTERNATIVE STRATEGIES MASTER FUND
PRIVATE ADVISORS ALTERNATIVE STYRATEGIES FUND

Supplement dated September 30, 2014 to the

Prospectuses dated July 25, 2014, as supplemented

In the section entitled “Inquiries” the address for State Street Bank & Trust Co. is updated to the following:

State Street Bank & Trust Co.

Attn: State Street Transfer Agent

Copley Place

Tower 1, Floor 2, Mail Code CPH0255

Boston, MA 02116

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.